Exhibit 99.3

Execution Version

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of March 15, 2010, is made by AVENTINE RENEWABLE ENERGY HOLDINGS, INC., a Delaware corporation (the “Company”), AVENTINE RENEWABLE ENERGY, INC., a Delaware corporation (“Aventine”), AVENTINE RENEWABLE ENERGY – AURORA WEST, LLC, a Delaware limited liability company (“Aurora West”), NEBRASKA ENERGY, L.L.C., a Kansas limited liability company (“Nebraska Energy”), AVENTINE RENEWABLE ENERGY — MT VERNON, LLC, a Delaware limited liability company (“Mt Vernon”), and AVENTINE POWER, LLC, a Delaware limited liability company (“Aventine Power” and, together with the Company, Aventine, Aurora West, Nebraska Energy, Mt Vernon and any other entity that may become a party hereto pursuant to Section 7.13 hereof, the “Grantors” and, each individually, a “Grantor”), in favor of Wilmington Trust FSB, as the Collateral Agent (in such capacity, the “Collateral Agent”) for the ratable benefit of each of (i) the trustee (the “Trustee”) under the Indenture, dated as of March 15, 2010 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Grantors, the Trustee and the Collateral Agent, (ii) the Collateral Agent and (iii) the holders of the senior secured notes issued under the Indenture (the “Holders”; together with the Trustee and the Collateral Agent, the “Secured Parties”).

W I T N E S S E T H:

WHEREAS, the Company has issued $105 million aggregate principal amount of Senior Secured Notes due 2015 (the “Notes”), and may make further issuances of Notes, under the Indenture. In connection therewith, the Grantors have agreed to guarantee the payment and performance of the Company’s obligations under the Indenture, the Notes and the Collateral Documents (collectively, the “Indenture Documents”);

WHEREAS, pursuant to a Credit Agreement, dated as of March 15, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the various financial institutions as are, or may from time to time become, parties thereto (the “Lenders”), and PNC Bank, National Association, as administrative agent (the “Original Administrative Agent”), the Lenders have extended commitments to make credit extensions to the Company;

WHEREAS, the Company, each of its Subsidiaries, the Original Administrative Agent, as first lien collateral agent, and the Collateral Agent, as second lien collateral agent, have entered into that certain Intercreditor Agreement, dated as of March 15, 2010 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), which agreement, among other things, sets forth, as between the Collateral Agent and the Administrative Agent, the relative priority of their respective Liens on the Secondary Collateral and their rights with respect thereto;

WHEREAS, as a condition to the effectiveness of the Indenture and to secure the obligations of the Grantors under and in connection with the Indenture Documents, the Grantors have executed and delivered this Agreement; and

WHEREAS, the Grantors will derive substantial direct and indirect benefit from the making of the extensions of credit under the Indenture.

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent and the Trustee to enter into the Indenture and to induce the Holders to purchase the Notes, each Grantor hereby agrees as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1.        Definitions.

(a)           Unless otherwise defined herein, terms defined in the Indenture and used herein shall have the meanings given to them in the Indenture, and the following terms which are defined in the UCC are used herein as so defined: Accounts, Chattel Paper, Certificated Securities, Commercial Tort Claims, Commodity Accounts, Commodity Contracts, Commodity Intermediary, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Financial Assets, Fixtures, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Proceeds, Promissory Notes, Records, Security, Securities Accounts, Security Certificate, Security Entitlements, Securities Intermediary, Software, Supporting Obligations, Uncertificated Securities and Tangible Chattel Paper.

(b)           The following terms shall have the following meanings:

“Account Receivable” shall mean any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance.

“Administrative Agent” means the Original Administrative Agent or such other Person designated from time to time as “Administrative Agent” under the Credit Agreement.

“Agreement” shall mean this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Blocked Account” shall mean Deposit Account No. 304692603 established by the Company with JPMorgan Chase Bank, N.A. and any other Deposit Account hereafter established by the Company or any other Grantor with the Controlling ABL Agent which the Company or such Grantor and the Controlling ABL Agent jointly designate as the “Blocked Account,” into which all cash receipts or other Proceeds of the Company or any other Grantor from any Secondary Collateral shall be deposited, to be held for the benefit of the Secured Obligations in accordance with the Intercreditor Agreement.

“Cash Collateral Accounts” shall mean, collectively, (i) any Collateral Account, and (ii) any other Deposit Account established by he Company or any other Grantor with the Collateral Agent or another Deposit Account Bank, in which Proceeds of any Primary

Collateral and other amounts to be held by the Collateral Agent shall be deposited, in each case in accordance with the Indenture.

“Closing Date” shall mean March 15, 2010.

“Collateral” shall have the meaning provided in Article II hereof.

“Controlling Agent” shall mean (x) as to any Primary Collateral, the Collateral Agent or (y) as to any Secondary Collateral, the Controlling ABL Agent.

“Controlling ABL Agent” shall mean (i) the Administrative Agent, on behalf of the Joint Secured Parties in accordance with the Intercreditor Agreement, or (ii) if Discharge of the First Lien Obligations has occurred, the Collateral Agent.

“Copyright Licenses” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Grantor of any right under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyright Security Agreement” means the Copyright Security Agreement executed and delivered by the Grantors to the Collateral Agent, substantially in the form of Annex III hereto, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

“Copyrights” shall mean (i) any and all other copyrights, in the United States or any other country, whether registered or unregistered, or published or unpublished, all registrations and recordings thereof and all applications in connection therewith, and (ii) the right to obtain all renewals of the foregoing.

“Deposit Account Bank” shall mean the Collateral Agent, as depositary bank with respect to any Cash Collateral Account of any Grantor, and any other depositary institution located in the United States at which a Grantor establishes a Cash Collateral Account.

“Excluded Capital Stock” shall mean all Rule 3-16 Excluded Capital Stock and all Excluded Foreign Subsidiary Capital Stock.

“Excluded Deposit Accounts” shall mean (a) the LC Collateral Account (as defined in the Plan) and any funds credited therein so long as, and only so long as, such funds are required to secure LC Obligations (as defined in the Plan) under the terms of the Stipulation (as defined in the Confirmation Order) and (b) accounts used solely to meet payroll obligations, to the extent the amounts in such accounts as of any date of determination do not exceed the greater of (i) the checks outstanding against such accounts as of that date and (ii) amounts necessary to meet minimum balance requirements.

“Excluded Foreign Subsidiary Capital Stock” shall have the meaning provided in Article II hereof.

“Excluded General Intangible” shall have the meaning provided in Article II hereof.

“Excluded Personal Property” shall mean with respect to any Grantor, (i) Non-UCC Property of such Grantor which when combined with the Non-UCC Property of all other Grantors, has a Fair Market Value not in excess of $250,000 in the aggregate for all Grantors and (ii) all Excluded Vehicles of such Grantor.

“Excluded Money” shall mean any Money that is not, and is not required by the terms of any Indenture Document to be, directly or indirectly, held by, or in or under the control of, the Controlling Agent.

“Excluded Trademark Applications” shall mean with respect to any Grantor, Specified Trademark Applications of such Grantor which when combined with the Specified Trademark Applications of all other Grantors, have a Fair Market Value not in excess of $250,000 in the aggregate for all Grantors.

“Excluded Vehicles” shall mean with respect to any Grantor, Vehicles owned by such Grantor as of the date hereof which when combined with the Vehicles owned by all other Grantors as of the date hereof, have a Fair Market Value not in excess of $1,000,000 in the aggregate for all Grantors.

“General Intangibles” shall mean all “general intangibles” as such term is defined in the UCC and, in any event, including with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder, (iii) all equity that constitutes “general intangibles” and (iv) all rights of such Grantor to perform and to exercise all remedies thereunder.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean all rights, priorities and privileges provided under United States, multinational and foreign law relating to intellectual property, including the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trade Secrets, the Trade Secret Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Issuer” shall mean, with reference to any Security, the issuer of such Security.

“Joint Secured Parties” shall mean (i) with respect to any Primary Collateral, the Secured Parties or (ii) with respect to any Secondary Collateral, the Secured Parties and the Lenders.

“Lock Box” shall mean PO Box 088951, managed by JPMorgan Chase Bank, N.A.

“Non-UCC Property” shall mean any personal property of the Grantors a security interest in which may not be perfected pursuant to the UCC and in which the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement has not been duly perfected under other applicable law.

“Patent License” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent to the extent that a grant of a security interest in such patent license is not prohibited by applicable law or the applicable patent agreement.

“Patent Security Agreement” means the Patent Security Agreement executed and delivered by the Grantors to the Collateral Agent, substantially in the form of Annex IV hereto, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

“Patents” shall mean (i) all letters patent of the United States or any other country and all reissues and extensions thereof, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Pledged Securities” shall mean the Securities of any Person that may be issued or granted to, or held by, any Grantor.

“Pledged Subsidiaries” shall have the meaning provided in Article II hereof.

“Receivable” means any Account (including any Account Receivable).

“Rule 3-16 Excluded Capital Stock” shall have the meaning provided in Article II hereof.

“SEC” shall mean the Securities and Exchange Commission.

“Secured Obligations” means the Note Obligations and the Credit Facility Obligations.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Secured Parties” has the meaning specified in the introductory paragraph hereof.

“Specified Trademark Applications” shall mean any intent-to-use United States trademark application of any Grantor not material to the operation of such Grantor’s business for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office.

“Trade Secret Licenses” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Grantor of any right in or to Trade Secrets, to the extent that a grant of a security interest in such Trade Secret License is not prohibited by applicable law or the applicable Trade Secret License.

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such trade secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such trade secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any trade secret, and (ii) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Trademark License” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, to the extent that a grant of a security interest in such Trademark License is not prohibited by applicable law or the applicable Trademark License.

“Trademark Security Agreement” means the Trademark Security Agreement executed and delivered by the Grantors to the Collateral Agent, substantially in the form of Annex V hereto, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

“Trademarks” shall mean (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (ii) the right to obtain all renewals thereof.

“Vehicles” shall mean all cars, railcars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and, in any event, shall include all tires and other appurtenances to any of the foregoing.

SECTION 1.2.        Other Definitional Provisions.

(a)           The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Annex and Schedule references are to this Agreement unless otherwise specified.

(b)           The meanings given to terms defined herein or in the UCC or in the Indenture shall be equally applicable to both the singular and plural forms of such terms.

(c)           Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(d)           The word “or” when used in this Agreement is not exclusive.

(e)           When the words “includes” or “including” are used herein, they shall be deemed to be followed by the words “without limitation”.

(f)            References to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.

(g)           In accordance with the Intercreditor Agreement, Proceeds of the disposition of Capital Stock of a Subsidiary that results in the disposition of assets constituting Primary Collateral shall constitute Proceeds of Primary Collateral (and shall not contribute Proceeds of Secondary Collateral) to the extent of the portion of the Collateral disposed of that constitutes Primary Collateral.

ARTICLE II

GRANT OF SECURITY INTEREST

Each Grantor hereby assigns and transfers to the Collateral Agent, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following assets and property, tangible and intangible now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Note Obligations under the Indenture Documents:

(a)           all Accounts;

(b)           all books and Records pertaining to the Collateral or otherwise;

(c)           all Chattel Paper (including all Tangible Chattel Paper and Electronic Chattel Paper);

(d)           all Commercial Tort Claims described on Schedule 6;

(e)           all Commodity Accounts;

(f)            all Commodity Contracts;

(g)           all Deposit Accounts, including all Blocked Accounts and all Cash Collateral Accounts, together with all of the applicable Grantor’s right, title and interest in and to all sums of property (including cash equivalents and other investments) now or at any time hereafter on deposit therein, credited thereto or payable thereon, and all instruments, documents and other writings evidencing any such Blocked Accounts or Cash Collateral Accounts;

(h)           all Documents;

(i)            all Fixtures;

(j)            all General Intangibles;

(k)           all Goods (including all Equipment and Inventory);

(l)            all Instruments (including all promissory notes);

(m)          all Insurance;

(n)           all Intellectual Property;

(o)           all Intercompany Debt owed by the Company or any Subsidiary thereof (including any Grantor) to any Grantor;

(p)           all Investment Property, including, subject to the limitations set forth below in clauses (ii) and (iii) of the proviso in this Article II relating to Rule 3-16 Excluded Capital Stock and Excluded Foreign Subsidiary Capital Stock, respectively, all Capital Stock of each Subsidiary (collectively, the “Pledged Subsidiaries”) of any Grantor;

(q)           all Letter-of-Credit Rights;

(r)            all Money;

(s)           all Pledged Securities;

(t)            all Receivables, to the extent not otherwise described above;

(u)           all Securities;

(v)           all Securities Accounts;

(w)          all Securities Entitlements;

(x)            all Supporting Obligations;

(y)           all Vehicles; and

(z)            to the extent not otherwise included, all Proceeds, products, accessions, rents and profits of or in respect of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, notwithstanding any other provisions set forth in this Article II to the contrary, this Agreement shall not, at any time, constitute a grant of a Lien on or security interest in, and “Collateral” shall not include:

(i)            any General Intangible or any lease, license, contract, property right or agreement to which any Grantor is a party or in which any Grantor has any right, title or interest if and to the extent the grant of a security interest hereunder would constitute or result in a breach, termination or default under such General Intangible or such lease, license, contract, property right or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC); provided that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a lien on and security interest in, all its right, title and interest in and to such General Intangible, lease, license, contract, property right or agreement as if such provision had never been in effect (any such General Intangible, lease, license, contract, property right or agreement, solely to the extent and so long as not included in the “Collateral”, an “Excluded General Intangible”); or

(ii)           in the event (and only in the event) that Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act requires or is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of any Pledged Subsidiary due to the fact that such Pledged Subsidiary’s Capital Stock and other securities secure the Notes, such portion (and only such portion) of the Capital Stock and other securities of such Pledged Subsidiary as shall constitute the minimum amount necessary to avoid having such Person be subject to such requirement (such portion of Capital Stock and other securities being collectively referred to as the “Rule 3-16 Excluded Capital Stock”); provided further that (A) notwithstanding anything to the contrary in this Agreement, if as of the Closing Date or any subsequent time any Capital Stock or other securities of any Pledged Subsidiary are not required to be pledged under this Agreement because Rule 3-16 would require the filing of separate financial statements of such Pledged Subsidiary if such Capital Stock or other securities were so pledged, in the event that Rule 3-16 is amended, modified or interpreted by the SEC or any other relevant Governmental Authority to no longer require (or is replaced with another rule or regulation that would not require) the filing of separate financial statements of such Pledged Subsidiary if such Capital Stock or other securities are pledged under this Agreement, then such Capital Stock or other securities of such Pledged Subsidiary shall automatically be deemed part of the Collateral and pledged under this Agreement; and (B) this Agreement may be amended or modified, without the consent of any holder of any Note Obligation, to the extent necessary to release the security interests securing the Note Obligations on such portion of the shares of Capital Stock and other securities that are so deemed to no longer constitute part of the Collateral or to grant security interests securing the Note

Obligations on such portion of the shares of Capital Stock and other securities that are so deemed to constitute part of the Collateral; or

(iii)          any voting Capital Stock of any Foreign Subsidiary exceeding, and only to the extent that such Capital Stock exceeds, 65% of the issued and outstanding voting Capital Stock of such Foreign Subsidiary (such portion of Capital Stock, being collectively referred to as “Excluded Foreign Subsidiary Capital Stock”);

(iv)          any Excluded Trademark Application; or

(v)           any Excluded Deposit Account.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce the Collateral Agent and the Trustee to enter into the Indenture and to induce the Holders to purchase the Notes, each Grantor hereby represents and warrants to the Collateral Agent, the Trustee and each Holder that:

SECTION 3.1.        Title; No Other Liens. Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the Permitted Liens, such Grantor owns each item of the Collateral owned by it free and clear of any and all Liens or claims of others. No effective financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (a) such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Secured Parties pursuant to this Agreement and (b) such as are expressly permitted by the Indenture or this Agreement.

SECTION 3.2.        Perfected Priority Liens. The security interests granted pursuant to this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement (a) upon completion of the filings and other actions specified on Schedule 1 hereto (which, in the case of all filings and other documents referred to on said Schedule, copies have been delivered to the Collateral Agent in completed and duly executed form) will constitute valid perfected security interests in the Collateral (to the extent that (i) except as to Excluded Vehicles and Excluded Money, a security interest therein may be perfected pursuant to the UCC and (ii) except for Excluded Personal Property, a security interest therein may be perfected pursuant to any laws other than the UCC) in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for the Note Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor subject to (1) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity), and (b) subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement, are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens. Any reference in this Agreement or the other Indenture Documents to Permitted Liens is not intended to and should not be interpreted as subordinating or postponing, or as any agreement to subordinate or postpone, any Lien created herein or by any of the other Indenture Documents to any Permitted Lien, except to the extent explicitly set forth in the Intercreditor Agreement.

SECTION 3.3.        Jurisdiction of Organization; Chief Executive Office.  Such Grantor’s jurisdiction of incorporation, formation or organization (as applicable), location of chief executive office or sole place of business (as applicable), organizational identification number and federal tax identification number are specified on Schedule 2 hereto.  Such Grantor has furnished to the Collateral Agent a certified charter, certificate of incorporation or other organizational document and a long-form good standing certificate as of a date which is recent to the date hereof.

SECTION 3.4.        Inventory and Equipment.

(a)           No part of the Equipment of such Grantor constitutes a Fixture or has otherwise become permanently attached to, affixed to or otherwise incorporated into any real property or improvements of any Person other than real property and improvements owned in fee by such Grantor (or subject to a leasehold in favor of such Grantor pursuant to a ground lease) and with respect to which such Grantor has delivered to the Collateral Agent a Mortgage granting to the Collateral Agent a first and prior mortgage Lien on such real property and improvements so owned in fee or subject to a leasehold (subject to Permitted Liens) to secure the Note Obligations.

(b)           No Equipment of such Grantor is or at any time will be evidenced by a negotiable Document.

(c)           No Inventory of such Grantor is or at any time will be evidenced by a negotiable Document that has not been delivered to the Controlling Agent (or held in trust therefor) upon request of the Controlling Agent after the occurrence and during the continuation of an Event of Default.

SECTION 3.5.        Farm Products.

(a)           None of the Collateral constitutes, or is the Proceeds of, Farm Products.

(b)           Such Grantor is not engaged in any farming operation within the meaning of UCC §9-102(a)(35).

SECTION 3.6.        Securities and Securities Accounts.

(a)           All Securities and all Securities Accounts in which such Grantor holds any beneficial or record interest are accurately listed and described on Schedule 3 hereto.

(b)           Such Grantor is the sole entitlement holder of each such Securities Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than (solely in the case of Secondary Collateral) the Controlling ABL Agent) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC)

over, or any other interest in, any such Securities Account or securities or other property credited thereto.

(c)           Except as described on Schedule 3 hereto, the Pledged Securities constitute all of the issued and outstanding Securities of every class of the applicable Issuer owned by such Grantor on the Closing Date.

(d)           Schedule 3 sets forth an accurate list of all Excluded Capital Stock.

(e)           Such Grantor has delivered to the Collateral Agent an Acknowledgement and Consent to Pledge substantially in the form of Annex II hereto duly executed by each Issuer of Pledged Securities with respect to such Grantor.

(f)            All of the Pledged Securities have been duly and validly issued and are fully paid and nonassessable.

(g)           Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens, restrictions on transfer, voting agreements, options or claims of, any other Person, other than Permitted Liens.

(h)           To the extent any of the Pledged Securities of such Grantor are Certificated Securities, subject (solely in the case of Secondary Collateral) to the Intercreditor Agreement, such Grantor has delivered the Security Certificates evidencing such Securities, duly endorsed in blank, or accompanied by appropriate transfer powers executed in blank, to the Controlling Agent.

SECTION 3.7.        Receivables.

(a)           Except as listed on Schedule 7, no amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Controlling Agent to the extent required by Section 4.14.

(b)           The amounts represented by such Grantor to the Secured Parties from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate in all material respects.

SECTION 3.8.        Commodity Accounts and Commodity Contracts.

(a)           All Commodity Accounts held by such Grantor are accurately listed and described on Schedule 8 hereto.

(b)           Such Grantor is the sole entitlement holder of each such Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Controlling ABL Agent) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Commodity Account or securities or other property credited thereto.

SECTION 3.9.      Intellectual Property

(a)           All Intellectual Property owned or licensed by such Grantor or in which such Grantor holds an interest are accurately listed and described on Schedule 4 hereto.

(b)           The Copyrights and Copyright applications listed on Schedule A to the Copyright Security Agreement executed and delivered in connection with this Agreement constitute all of the Copyrights and Copyright applications owned and currently in use by such Grantor. The Patents and Patent applications listed on Schedule A to the Patent Security Agreement executed and delivered in connection with this Agreement constitute all of the Patents and Patent applications owned and currently in use by such Grantor. The Trademarks and Trademark applications listed on Schedule A to the Trademark Security Agreement executed and delivered in connection with this Agreement constitute all of the Trademarks and Trademark applications owned and currently in use by such Grantor.

(c)           All Intellectual Property of such Grantor is valid, subsisting, unexpired, enforceable, has not been abandoned, and does not infringe the Intellectual Property rights of a third party.

(d)           Except as set forth on Schedule 4 hereto, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(e)           No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor’s rights in, any Intellectual Property.

(f)            No action or proceeding is pending or, to the knowledge of such Grantor, threatened on the date hereof seeking to limit, cancel or question the validity, or such Grantor’s ownership, of any Intellectual Property.

(g)           Such Grantor neither owns nor holds any interest in any Specified Trademark Applications, except for any Excluded Trademark Applications with respect to such Grantor.

SECTION 3.10.    Deposit Accounts.

(a)           All Deposit Accounts held by such Grantor are accurately listed and described on Schedule 9 hereto.

(b)           Such Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than (solely in the case of Secondary Collateral) the Controlling ABL Agent) having either sole dominion and control (within the meaning of common law) or “control” (within the meaning of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein.

SECTION 3.11.    Instruments and Chattel Paper.  Subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement, such Grantor has taken all actions reasonably requested by the Collateral Agent to establish control (as defined in the UCC) by the Controlling Agent of all Electronic Chattel Paper included in the Collateral and all “transferable records” as defined in Section 201 of the Federal Electronics Signatures in Global and National Commerce Act or in Section 16 of Uniform Electronic Transactions Act as in effect in all relevant jurisdictions. Without limiting the foregoing, such Grantor represents and warrants that all conditions necessary to establish the Controlling Agent’s control over any Electronic Chattel Paper included in the Collateral under Section 9.105 of the UCC have been satisfied.

SECTION 3.12.    Aircraft.  Such Grantor neither owns nor holds any interest in aircraft.

SECTION 3.13.    Commercial Tort Claims.  All Commercial Tort Claims of each Grantor or in which any Grantor holds an interest are accurately listed and described on Schedule 6 hereto.

SECTION 3.14.    Non-UCC Property.  Such Grantor neither owns nor holds any interest in any Non-UCC Property, except for any Excluded Personal Property with respect to such Grantor.

SECTION 3.15.    Letter-of-Credit Rights.  Subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement, such Grantor has taken all actions necessary so that the Controlling Agent has control (under Section 9.107 of the UCC) of all Letter-of-Credit Rights included in the Collateral.

ARTICLE IV

COVENANTS

Each Grantor covenants and agrees that, from and after the date of this Agreement until the Notes shall have been paid in full and the Indenture shall have terminated, such Grantor shall:

SECTION 4.1.      Covenants in Indenture and other Indenture Documents. Take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that each covenant and agreement applicable to such Grantor contained in the Indenture and the other Indenture Documents is performed and no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

SECTION 4.2.      Application of Cash Proceeds.  Cause each invoice issued by such Grantor in respect of Secondary Collateral to provide for payment of such invoice (a) if by check, by remitting the same to the Lock Box, and (b) by wire transfer, automated checking transaction or other electronic funds transfer by remitting the same directly to the Blocked Account, and otherwise take all action necessary to cause all cash Proceeds of the Secondary Collateral, including all cash Proceeds of Accounts Receivable, to be remitted to the Blocked Account.  Take all action necessary to cause all cash Proceeds of the Primary Collateral to be remitted to a Cash Collateral Account.  If, notwithstanding the foregoing, any Grantor shall receive any cash Proceeds of the Collateral, subject (solely in the case of Secondary Collateral) to the Intercreditor Agreement, such Grantor shall hold such Proceeds in trust for the benefit of the Controlling Agent (if Proceeds of Secondary Collateral) or the Collateral Agent (if Proceeds of Primary Collateral), and not later than the second (2nd) Business Day following the date of receipt, deposit the same directly into the Blocked Account (if Proceeds of Secondary Collateral) or a Cash Collateral Account (if Proceeds of Primary Collateral) in the exact form received.

SECTION 4.3.      Electronic Chattel Paper.  Subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement, in the event that such Grantor shall at any time hold or acquire an interest in any Electronic Chattel Paper or any “transferable record” (as such term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) which is part of the Collateral, such Grantor shall promptly notify the Controlling Agent thereof in writing, and such Grantor shall take, or cause to be taken, such actions as the Collateral Agent may reasonably request to give the Controlling Agent control of such Electronic Chattel Paper under Section 9-314 of the UCC and control of such transferable record under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction.

SECTION 4.4.      Maintenance of Perfected Security Interest; Further Documentation.

(a)           Subject to the automatic release of Capital Stock to the extent it constitutes Rule 3-16 Excluded Capital Stock pursuant to Section 12.12 of the Indenture, maintain the security interest created by this Agreement as a perfected security interest to the extent and having at least the priority described in Section 3.2 hereof and, subject (solely in the case of Secondary Collateral) to the Intercreditor Agreement, shall defend such security interest against the claims and demands of all Persons whomsoever; provided that the Collateral Agent shall release Liens and security interests in any Collateral which is sold or otherwise disposed of in accordance with the terms of the Indenture, the other Indenture Documents and the Intercreditor Agreement.

(b)           Furnish to the Collateral Agent and the other Secured Parties from time to time, at such Grantor’s sole cost and expense, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class may reasonably request by written notice delivered to the Company, all in such detail as such Holders may reasonably request.

(c)           Take all actions necessary to maintain or perfect the Collateral Agent’s security interest in (i) except for any Excluded Vehicles and Excluded Money, all the Collateral to the extent that a security interest therein may be perfected pursuant to the UCC, including filing all necessary UCC continuation statements and (ii) except for Excluded Personal Property, all the Collateral a security interest in which may be perfected pursuant to any laws other than the UCC.

(d)           Subject (solely in the case of Secondary Collateral) to the Intercreditor Agreement, at any time and from time to time and at the sole expense of such Grantor, such Grantor will promptly and duly execute (as required by applicable law), deliver or have recorded with appropriate agencies such further instruments and documents and take such further actions necessary or as may be, in the written opinion delivered to the Company of Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class, reasonably desirable for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) the filing of any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby; (ii) in the case of any Cash Collateral Account and any other relevant Primary Collateral, taking any actions necessary to enable the Collateral Agent to obtain “control” (within the meaning of the UCC) with respect thereto; and (iii) in the case of any Blocked Account and any other relevant Secondary Collateral, taking any actions necessary to enable the Controlling ABL Agent to obtain “control” (within the meaning of the UCC) with respect thereto.

(e)           This Section 4.4 and the obligations imposed on each Grantor by this Section 4.4 shall be interpreted as broadly as possible in favor of the Controlling Agent and the Secured Parties in order to effectuate the purpose and intent of this Agreement.

SECTION 4.5.      Changes in Locations, Name, etc.  Not, except upon fifteen (15) Business Days’ prior written notice to the Collateral Agent and delivery to the Collateral Agent of all additional financing statements and other documents necessary or, or as may be, in the written opinion of Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class delivered to the Company within ten (10) Business Days of receipt of such notice, reasonably desirable to maintain the validity, perfection and priority of the security interests provided for herein:

(a)           change its jurisdiction of incorporation, formation, or organization, as applicable; or

(b)           change its name, identity or organizational structure.

Each notice delivered pursuant to this Section 4.5 shall specify in reasonable detail any change in the jurisdiction of incorporation, organization, formation, name, identity or corporate structure as applicable.

SECTION 4.6.      Notices.  Advise the Collateral Agent promptly, in reasonable detail, of (i) any Lien (other than Permitted Liens) on any of the Collateral, and (ii) the occurrence of any other event which, in such Grantor’s reasonable opinion, would materially impair the Collateral or the security interests created hereby.

SECTION 4.7.      Pledged Securities; Securities Accounts.

(a)           Notify the Collateral Agent promptly in writing upon the acquisition by any Grantor of any Pledged Securities, which notice shall (i) set forth all information with respect to such Pledged Securities as is set forth on Schedule 3 hereto with respect to the Pledged Securities owned by the Grantors on the date hereof, and (ii) except in the case of Excluded Capital Stock, be accompanied by an Acknowledgment and Consent to Pledge duly executed by the Issuer of such Securities (unless such Issuer is also a Grantor). Nothing contained in this Section 4.7 shall permit any Grantor to invest in or hold any Security to the extent such investment is prohibited pursuant to the Indenture.

(b)           If any Grantor shall become entitled to receive or shall receive any Security Certificate (including any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Securities of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Pledged Securities (other than Excluded Capital Stock), or otherwise in respect thereof, accept the same as the agent of the Controlling Agent, hold the same in trust for the Controlling Agent and, subject (solely in the case of Secondary Collateral) to the Intercreditor Agreement, deliver the same forthwith to the Controlling Agent in the exact form received, duly indorsed by such Grantor in blank or accompanied by an undated stock power covering such certificate duly executed in blank by such Grantor to the Controlling Agent, to be held by the Controlling Agent, subject to the terms hereof, as additional collateral security for the Note Obligations (if Primary Collateral) or the Secured Obligations (if Secondary Collateral).  Unless such Grantor is permitted to retain such proceeds by the Indenture Documents, pay over any sums paid upon or in respect of the Investment Property included in the Collateral hereunder upon the liquidation or dissolution of any Pledged Subsidiary to the Controlling Agent to be held by it hereunder as additional collateral security for the Note Obligations, and in case any distribution of capital shall be made on or in respect of such Investment Property, or any property shall be distributed upon or with respect to such Investment Property pursuant to the recapitalization or reclassification of the capital of any Pledged Subsidiary or pursuant to the reorganization thereof, deliver the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Controlling Agent, to the Controlling Agent to be held by it hereunder as additional collateral security for the Note Obligations (if Primary Collateral) or the Secured Obligations (if Secondary Collateral).  If any sums of money or property so paid or distributed in respect of the Investment Property included in the Collateral shall be received by such Grantor, until such money or property is paid or delivered to the Controlling Agent, hold such money or property in trust for the Controlling Agent, segregated from other funds of such Grantor, as additional collateral security for the Note Obligations (if Primary Collateral) or the Secured Obligations (if Secondary Collateral).  Notwithstanding the foregoing, the Grantors shall not be required to pay over to the Controlling Agent or deliver to the Controlling Agent as Collateral any proceeds of any liquidation or dissolution of any Pledged Subsidiary, or any distribution of capital or property in respect of any Capital Stock, to the extent that the proceeds thereof are applied as required by the Intercreditor Agreement and the Indenture.

(c)           Without the prior written consent of the Collateral Agent, not (i) vote to enable, or take any other action to permit, any Pledged Subsidiary to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock or other equity securities of any nature of any Pledged Subsidiary unless such securities (other than Excluded Capital Stock), duly indorsed by such Pledged Subsidiary in blank or accompanied by an undated stock power covering such securities duly executed by such Pledged Subsidiary, are delivered to the Controlling Agent, concurrently with the issuance thereof, to be held by the Controlling Agent as collateral security for the Note Obligations (if Primary Collateral) or the Secured Obligations (if Secondary Collateral), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Indenture), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for Permitted Liens, or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Controlling Agent to dispose of any of the Pledged Securities or Proceeds thereof.

(d)           If such Grantor is a Pledged Subsidiary, (i) be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 4.7(b) hereof with respect to the Pledged Securities issued by it, and (iii) cause the terms of Section 5.3(c) and Section 5.7 hereof to apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.3(c) and Section 5.7 hereof with respect to the Pledged Securities issued by it.

(e)           If such Grantor is a Pledged Subsidiary that is a partnership or a limited liability company, (i) confirms that none of the terms of any Capital Stock issued by it that is included in the Collateral provides that such Capital Stock is a “security” within the meaning of Sections 8-102 and 8-103 of the UCC, (ii) agrees that it will take no action to cause or permit any such Capital Stock to become such a “security”, (iii) not issue any certificate representing any such Capital Stock and (iv) if, notwithstanding the foregoing, any such Capital Stock shall be or become such a “security”, (and the Grantor that holds such Capital Stock hereby instructs such Pledged Subsidiary to) comply with instructions originated by the Controlling Agent without further consent by such Grantor.

SECTION 4.8.      Receivables.

(a)           Other than in the ordinary course of business, not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect in any material respect the value thereof.

(b)           Subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement, if at any time the aggregate amount owing to such Grantor on all Accounts as to which a Governmental Authority is an obligor exceeds 5% of the aggregate amount owing to the Grantor on all Accounts, so notify the Collateral Agent and, if requested by the Controlling Agent, at such Grantor’s sole cost and expense, from and after the date on which such aggregate amount first exceeds such percentage, deliver to the Controlling Agent such assignments, notices of assignment and other documents or information as shall be necessary or otherwise requested by the Controlling Agent to permit the assignment hereunder of all Accounts as to which a Governmental Authority is an obligor pursuant to all applicable law (including the Assignment of Claims Act of 1940, as amended).

(c)           Subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement, upon the request of the Controlling Agent at any time after the occurrence and during the continuance of an Event of Default, notify obligors on the Receivables that the Receivables have been assigned to the Controlling Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Controlling Agent.

(d)           Anything herein to the contrary notwithstanding, remain liable under each of its Receivables to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Controlling Agent or any Joint Secured Party of any payment relating thereto, nor shall the Controlling Agent or any Joint Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(e)           Deliver to the Controlling Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Receivables that are included in the Collateral.

SECTION 4.9.      Intellectual Property.

(a)           Notify the Collateral Agent promptly, in writing, upon the acquisition by Grantor of any Intellectual Property (including upon any Specified Trademark Application ceasing to be an Excluded Trademark Application) which notice shall set forth (i) all information with respect to such Intellectual Property as is set forth on Schedule 4 hereto with respect to Intellectual Property owned by the Grantors on the date hereof, and (ii) (except in the case of any Excluded Trademark Application) shall be accompanied by a Copyright Security Agreement, Patent Security Agreement or Trademark Security Agreement, as applicable, duly executed and completed by the applicable Grantor.

(b)           (Either itself or through licensees), with respect to each Trademark which is material to the operation of its business, (i) continue to use such Trademark on each and every trademark class of goods applicable to its current line as reflected in its then-current catalogs, brochures and price lists in order to maintain such Trademark in full force and effect, free from any claim of abandonment for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) use such Trademark with all notices and legends required by applicable law or regulations, and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(c)           Not, and not permit any licensee to, do any act, whereby any Patent which is material to the operation of its business may become forfeited, abandoned or dedicated to the public.

(d)           Not, and not permit any licensee to, do any act or omit to do any act whereby any portion of any Copyright which is material to the operation of its business may become invalidated or otherwise impaired. Not (either itself or through licensees) do any act whereby any of the Copyrights may fall into the public domain.

(e)           Not, and not permit any licensee to, do any act that results in any Intellectual Property held by such Grantor infringing on the Intellectual Property rights of a third party.

(f)            Promptly notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any Patent, Copyright or Trademark may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding Grantor’s ownership of, or the validity of, any Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(g)           To the extent any Grantor, either by itself or through an authorized agent, employee, licensee or designee, shall file an application for any Patent or Trademark with the United States Patent and Trademark Office or any Copyright in the U.S. Copyright Office or any similar office or agency in any other country or any political subdivision thereof, report such filing to the Collateral Agent within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Agent, except for Excluded Personal Property, execute and deliver, and have recorded, a Copyright Security Agreement, a Patent Security Agreement, a Trademark Security Agreement (except in the case of any Excluded Trademark Application) and any and all other agreements, instruments, documents, and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in any Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby.

(h)           Take all commercially reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain each registration of Patents, Trademarks and Copyrights held by, including filing of applications for renewal, affidavits of use and affidavits of incontestability, to the extent such Patents, Trademarks or Copyrights are material to the operation of its business.

(i)            In the event that any Intellectual Property of any Grantor which is material to the operation of its business is infringed, misappropriated or diluted by a third party, take such actions as such Grantor shall reasonably deem appropriate under the circumstances, or as otherwise reasonably necessary or as may be, in the written opinion delivered to the Company of Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class, reasonably desirable to protect such Intellectual Property.

(j)            Take all steps reasonably necessary to protect the secrecy of all Trade Secrets, including entering into confidentiality agreements with employees with access to such Trade Secrets and labeling and restricting access to secret information and documents.

SECTION 4.10.    Commercial Tort Claims.  Notify the Collateral Agent promptly, in writing, in the event that any Grantor shall at any time after the date hereof hold any Commercial Tort Claims which notice shall set forth (i) all information with respect to such Commercial Tort Claims as is set forth on Schedule 6 hereto with respect to Commercial Tort Claims held by the Grantors on the date hereof, and (ii) shall include the express grant by such Grantor to the Collateral Agent of a security interest in such Commercial Tort Claim (and the proceeds thereof). In the event that such notice does not include such grant of a security interest, the sending thereof by such Grantor to the Collateral Agent shall be deemed to constitute such grant to the Collateral Agent. Upon the sending of such notice, any Commercial Tort Claim described therein shall constitute part of the Collateral and shall be deemed included therein.  Without limiting the authorization of the Collateral Agent provided in the Indenture or otherwise arising by such Grantor’s execution of this Agreement or any of the other Indenture Documents, the Collateral Agent is hereby irrevocably authorized from time to time and at any time to file such financing statements naming the Collateral Agent or its designee as secured party and such Grantor as debtor, or any amendments to any financing statements, covering any such Commercial Tort Claim as Collateral. In addition, promptly execute and deliver, or cause to be executed and delivered, to the Collateral Agent such other agreements, documents and instruments as reasonably required or as may be, in the written opinion delivered to the Company of Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class, reasonably desirable in connection with such Commercial Tort Claim.

SECTION 4.11.    Negotiable Documents.  Not permit any property of such Grantor other than Inventory to be evidenced by a negotiable Document. If any Inventory is or becomes evidenced by a negotiable Document, upon request of the Controlling Agent after the occurrence and during the continuation of an Event of Default, cause such negotiable Document, subject to the terms of the Intercreditor Agreement, to be duly negotiated to the Controlling Agent.

SECTION 4.12.    Inventory and Equipment.

(a)           Take all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Controlling Agent’s security interest in all Inventory and (except for any Excluded Personal Property) Equipment of such Grantor, or to enable the Controlling Agent to exercise and enforce its rights and remedies hereunder, subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement, with respect to such Equipment and Inventory.

(b)           Keep materially correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, such Grantor’s cost therefor and (where applicable) the current list prices for the Inventory, in each case, in reasonable detail.

(c)           Not deliver any Document evidencing any Equipment and Inventory to any Person other than to the purchaser of such Inventory in the ordinary course of business or the issuer of such Document to claim the Goods evidenced therefor, or to the Controlling Agent.

(d)           Take commercially reasonable measures to maintain, keep and preserve the Inventory in good and merchantable condition, maintain and preserve each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and provide all maintenance, service and repairs necessary for such purpose.

(e)           Prevent any Equipment from becoming attached to real estate in such a manner that the same may become a Fixture or otherwise becomes permanently attached to, affixed to or otherwise incorporated into any real property or improvements of any Person other than real property and improvements owned in fee by such Grantor (or subject to a leasehold in favor of such Grantor pursuant to a ground lease) and with respect to which such Grantor has delivered to the Collateral Agent a Mortgage granting to the Collateral Agent a first and prior mortgage Lien on such real property and improvements so owned in fee or subject to a leasehold (subject to Permitted Liens) to secure the Note Obligations.

SECTION 4.13.    Amounts in Cash Collateral Account.

(a)           Cause all Collateral Monies, including all Net Proceeds received in connection with a Primary Collateral Asset Sale, as well as Net Loss Proceeds required to be deposited with the Collateral Agent, to be held by the Collateral Agent in the Cash Collateral Account as part of the Primary Collateral securing the Note Obligations. So long as no Default or Event of Default under the Indenture shall have occurred and be continuing, Collateral Monies may:

(1)           with respect to the Net Proceeds of Primary Collateral Asset Sales, be released as contemplated by Section 4.16 of the Indenture, subject to conditions set forth in the Indenture;

(2)           with respect to Net Loss Proceeds, be released to repair or replace the relevant Primary Collateral as contemplated by Section 4.17 of the Indenture, subject to conditions set forth in the Indenture;

(3)           at the Company’s direction be applied by the Collateral Agent from time to time to (x) the payment of the principal of, premium, if any, and interest on the Notes at maturity or upon redemption or retirement, or (y) the purchase of the Notes upon tender or in the open market or otherwise, in each case, in compliance with the Indenture; or

(4)           continue to be held by the Collateral Agent in the Cash Collateral Account as part of the Primary Collateral securing the Notes.

(b)           The Collateral Agent shall be entitled to apply any Collateral Monies to cure any Event of Default under the Indenture. Collateral Monies deposited with the Collateral Agent shall be invested in cash or Cash Equivalents pursuant to the Company’s direction and, so long as no Default or Event of Default shall have occurred and be continuing, the Company shall be entitled to any interest or dividends accrued, earned or paid on such Cash Equivalents.

SECTION 4.14.    Delivery of Instruments and Chattel Paper.  If any of the Collateral is or shall become evidenced by any Instrument, Certificated Security or Chattel Paper, deliver such Instrument, Certificated Security or Chattel Paper promptly to the Controlling Agent, duly indorsed in a manner reasonably satisfactory to the Controlling Agent, to be held as Collateral pursuant to this Agreement; provided, that the Grantors shall not be obligated to deliver to the Controlling Agent (i) any Instrument or Chattel Paper held by any Grantor at any time to the extent that the face amount of such Instrument or Chattel Paper does not exceed $100,000 or (ii) checks received in the ordinary course of business.

SECTION 4.15.    Payment of Obligations.  Pay and discharge or otherwise satisfy prior to delinquency, all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all lawful claims for labor, materials and supplies or otherwise, except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Collateral Agent or the Secured Parties.

SECTION 4.16.    Non-UCC Property.  Neither own nor hold any interest in any Non-UCC Property, except for any Excluded Personal Property with respect to such Grantor.

SECTION 4.17.    Excluded Trademark Applications.  Neither own nor hold any interest in any Specified Trademark Application, except for any Excluded Trademark Applications with respect to such Grantor.

SECTION 4.18.    Letter-of-Credit Rights.  Not own or acquire any Letter-of-Credit Rights unless such Grantor has taken such actions as are necessary so that the Controlling Agent has control with respect to such Letter-of-Credit Rights under Section 9.107 of the UCC.

ARTICLE V

REMEDIAL PROVISIONS

SECTION 5.1.      Certain Matters Related to Receivables.

(a)           Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to make test verifications of the Receivables that are included in the Collateral using reasonable procedures that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications.  Upon the occurrence and during the continuance of an Event of Default, upon the reasonable request of the Collateral Agent and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables of such Grantor that are included in the Collateral.

(b)           The Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Receivables that are included in the Collateral, subject to the Controlling Agent’s direction and control after an Event of Default has occurred and is continuing, and the Controlling Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default.  If required by the Controlling Agent at any time after an Event of Default has occurred and is continuing, any payments of Receivables that are included in the Collateral, when collected by any Grantor, (i) if required by the Indenture Documents or the Intercreditor Agreement, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Controlling Agent in the Blocked Account (if Secondary Collateral) or a Cash Collateral Account (if Primary Collateral) in which the Controlling Agent has a first-priority perfected security interest maintained under the sole dominion and control of the Controlling Agent, subject to withdrawal by the Controlling Agent for the account of the Joint Secured Parties only as provided in Section 5.5, and (ii) until so turned over or if not required by the Indenture or the Intercreditor Agreement to be deposited into the Blocked Account (if Secondary Collateral) or a Cash Collateral Account (if Primary Collateral), shall be held by such Grantor in trust for the Controlling Agent and the Joint Secured Parties, segregated from other funds of such Grantor.  Each such deposit of Proceeds of Receivables that are included in the Collateral shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c)           At any time after an Event of Default has occurred and is continuing, at the Collateral Agent’s request, each Grantor shall deliver to the Controlling Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables included in the Collateral, including all original orders, invoices and shipping receipts

(d)           The Company, the Collateral Agent, and the Deposit Account Bank have established in the name and for the benefit of the Collateral Agent, as agent for the Secured Parties, the Cash Collateral Accounts for purposes of this Agreement and the other Collateral Documents, which Cash Collateral Accounts are maintained with the Collateral Agent located in Minneapolis, MN.  With respect to any Cash Collateral Account opened by any Grantor at any Deposit Account Bank after the Closing Date, the applicable Grantor, the Deposit Account Bank and the Collateral Agent shall enter into a control agreement in form reasonably satisfactory to the Collateral Agent simultaneously with the opening of such Cash Collateral Account, which provides that such Cash Collateral Account shall be under the control of the Collateral Agent, as agent for the Secured Parties, and the Collateral Agent shall have the right after the occurrence and continuance of an Event of Default to direct withdrawals from such Cash Collateral Account and to exercise all rights with respect to all of the property from time to time on deposit therein pursuant to the terms of this Agreement and the control agreements, such form to be satisfactory to the Collateral Agent.

(e)           The Company and the Controlling ABL Agent have established in the name and for the benefit of the Controlling ABL Agent, as agent for the Joint Secured Parties, the Blocked Account for purposes of this Agreement and the other Collateral Documents, which Blocked Account is maintained with JPMorgan Chase Bank, N.A. located in Chicago, IL.  With respect to any Deposit Account opened by any Grantor at any bank after the Closing Date that is not a Cash Collateral Account, the applicable Grantor, the bank, and the Controlling ABL Agent shall enter into a customary control agreement simultaneously with the opening of such Deposit Account, which provides that such Deposit Account shall be under the control of the Controlling ABL Agent, as agent for the Joint Secured Parties, and the Controlling ABL Agent shall have the right after the occurrence and continuance of an Event of Default to direct withdrawals from such Blocked Account and to exercise all rights with respect to all of the property from time to time therein pursuant to the terms of this Agreement and the control agreements, such form to be satisfactory to the Controlling ABL Agent.

SECTION 5.2.      Communications with Obligors; Grantors Remain Liable.

(a)           The Collateral Agent in its own name or in the name of others may at any time after an Event of Default has occurred and is continuing communicate with obligors under the Receivables that are included in the Collateral to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Receivables.

(b)           Upon the request of the Controlling Agent at any time after an Event of Default has occurred and is continuing, each Grantor shall notify obligors on the Receivables that are included in the Collateral that such Receivables have been assigned to the Controlling Agent for the ratable benefit of the Joint Secured Parties and that payments in respect thereof shall be made directly to the Controlling Agent.

(c)           Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables that are included in the Collateral (or any agreement giving rise thereto) to observe and perform in its commercial judgment all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  Neither the Controlling Agent nor any Joint Secured Party shall have any obligation or liability under any Receivable that is included in the Collateral (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Controlling Agent or any Joint Secured Party of any payment relating thereto, nor shall the Controlling Agent or any Joint Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable that is included in the Collateral (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

SECTION 5.3.      Pledged Securities.

(a)           Unless an Event of Default shall have occurred and be continuing, each Grantor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement, no vote shall be cast or corporate right exercised or other action taken which, in the Collateral Agent’s reasonable judgment, would materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Indenture, this Agreement or any other Indenture Document.

(b)           Subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement, if an Event of Default shall occur and be continuing and upon the written request of the Collateral Agent, (i) any or all of the Pledged Securities (other than Excluded Capital Stock) shall be registered in the name of the Controlling Agent or its nominee, and the Controlling Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders or members of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Securities (other than Excluded Capital Stock) upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the applicable Grantor or the Controlling Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities (other than Excluded Capital Stock) with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Controlling Agent may determine), all without liability except to account for property actually received by it, but the Controlling Agent and the other Joint Secured Parties shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, and (ii) the Controlling Agent (if Proceeds of Secondary Collateral) or the Collateral Agent (if Proceeds of Primary Collateral) shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities (other than Excluded Capital Stock) and make application thereof to the Secured Obligations in accordance with the Intercreditor Agreement.

(c)           Each Grantor hereby authorizes and instructs each Issuer of Pledged Securities pledged by such Grantor hereunder to, subject (solely in the case of Secondary Collateral) to the Intercreditor Agreement (i) comply with any instruction received by such Issuer from the Controlling Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and such Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) pay any dividends or other payments with respect to the Pledged Securities directly to the Controlling Agent.

(d)           The Collateral Agent agrees that it shall not give any instruction described in Section 5.3(c) unless (1) an Event of Default under and as defined in the Indenture has occurred and is continuing and (2) such instructions are otherwise in accordance with the terms of the Indenture and this Agreement.

SECTION 5.4.      Proceeds to be Turned Over to Collateral Agent.  In addition to the rights of the Controlling Agent and the Joint Secured Parties specified in Section 5.1 with respect to payments of Receivables that are included in the Collateral, after an Event of Default has occurred and is continuing, all Proceeds received by any Grantor consisting of cash, checks and Instruments shall be held by such Grantor in trust for the Controlling Agent (if Proceeds of Secondary Collateral) or the Collateral Agent (if Proceeds of Primary Collateral), segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Controlling Agent (if Proceeds of Secondary Collateral) or the Collateral Agent (if Proceeds of Primary Collateral) in the exact form received by such Grantor (duly indorsed by such Grantor to the Controlling Agent (if Proceeds of Secondary Collateral) or the Collateral Agent (if Proceeds of Primary Collateral), if required).  All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Cash Collateral Account maintained under its sole dominion and control.  All Proceeds while held by the Collateral Agent in a Cash Collateral Account shall continue to be held as collateral security for all the Note Obligations and shall not constitute payment thereof until applied as provided in the Intercreditor Agreement.  All Proceeds while held by such Grantor in trust for the Controlling Agent (if Proceeds of Secondary Collateral) or the Collateral Agent (if Proceeds of Primary Collateral) shall continue to be held as collateral security for all the Joint Secured Obligations (if Proceeds of Secondary Collateral) or the Note Obligations (if Proceeds of Primary Collateral) and shall not constitute payment thereof until applied as provided in the Intercreditor Agreement.

SECTION 5.5.      Application of Proceeds.  Subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement, at any time after the occurrence and during the continuance of an Event of Default the Collateral Agent may apply all or any part of Proceeds, including any such Proceeds held in any Collateral Account in payment of the Note Obligations, in accordance with Section 6.10 of the Indenture. Any balance of such Proceeds remaining after the Notes shall have been paid in full, and the Indenture shall have terminated shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive the same.

SECTION 5.6.      UCC and Other Remedies.  Subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement, if an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Notes, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing and subject (solely in the case of Secondary Collateral) to the Intercreditor Agreement, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind, including notice of intent to accelerate or notice of acceleration, (except any notice required by law as referred to below) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. Subject (solely in the case of Secondary Collateral) to the Intercreditor Agreement, the Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Notes and to any other Person legally entitled thereto in accordance with the terms of the Intercreditor Agreement and the Indenture. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten days before such sale or other disposition.

SECTION 5.7.      Registration Rights.

(a)           Subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement, if the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Securities (other than Excluded Capital Stock) pursuant to Section 5.6 hereof, and if in the written opinion delivered to the Company by Holders of a majority in aggregate principal amount of the Notes then outstanding voting as a single class, it is necessary or advisable to have such Pledged Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause any Issuer thereof to: (i) execute and deliver, and cause the directors, members, managers and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register such Pledged Securities, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Pledged Securities, or that portion thereof to be sold, and (iii) make all amendments thereto or to the related prospectus which, in the written opinion delivered to the Company by Holders of a majority in aggregate principal amount of the Notes then outstanding voting as a single class, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. Each Grantor agrees to cause any Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b)           Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Securities (other than Excluded Capital Stock), by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Securities (other than Excluded Capital Stock) for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c)           Each Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent desires to sell any of the Pledged Securities (other than Excluded Capital Stock) at a public or private sale, it will, upon the written request of the Collateral Agent, use commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Securities pursuant to this Section 5.7 valid and binding and in compliance with any and all other applicable law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.7 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and as a consequence, that each and every covenant contained in this Section 5.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Indenture.

SECTION 5.8.      Waiver; Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Note Obligations and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.

SECTION 5.9.      Actions of Collateral Agent. Except as may otherwise be specifically provided in the Indenture or any Collateral Document, with respect to any act, or refraining from acting, that is discretionary with the Collateral Agent in accordance with the terms of any Indenture Document, the Collateral Agent will act or refrain from acting in accordance with the written instructions of the Holders of a majority in aggregate principal amount of the Notes then outstanding.

ARTICLE VI

THE COLLATERAL AGENT

SECTION 6.1.      The Collateral Agent’s Appointment as Attorney-in-Fact etc.

(a)           Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, such Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following, subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement:

(1)           in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(2)           in the case of any Copyright, Patent or Trademark (other than Excluded Trademark Applications), execute, deliver and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such

Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

(3)           pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(4)           execute, in connection with any sale provided for in Section 5.6 or 5.7 hereof, any endorsements, assignments or other instruments or documents of conveyance or transfer with respect to the Collateral; and

(5)           (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents (including any negotiable Documents) in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 6.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless it shall have actual knowledge that an Event of Default shall have occurred and be continuing.

(b)           The Collateral Agent may (but without any obligation to do so) (i) perform or satisfy any of the Grantor’s and any other obligated party’s obligations under or pursuant to this Agreement and the other Indenture Documents which remain unsatisfied (after providing any notice and opportunity to cure to which such Grantor or other obligated party is entitled under any other provision of any Indenture Document, if any), and (ii) take all other actions and pay such amounts and claims as Collateral Agent determines in its sole but reasonable discretion, is necessary or appropriate to protect the rights and interests of the Collateral Agent and the other Secured Parties under this Agreement and the other Indenture Documents and otherwise with respect to the Notes or to preserve and protect the Collateral or any part thereof from loss.

(c)           The reasonable out-of-pocket expenses of the Collateral Agent (including the reasonable fees and disbursements of counsel to the Collateral Agent and of any accounting, financial or other professional advisors) incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable under the Indenture on past due amounts, from the date of payment by the Collateral Agent to the date reimbursed by any Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

(d)           Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the powers granted in this Section 6.1. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

SECTION 6.2.      Duty of the Collateral Agent. Subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement, the Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. None of the Collateral Agent, any other Secured Party, nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 6.3.      Financing Statements.  Subject (solely in the case of Secondary Collateral) to the terms of the Intercreditor Agreement and pursuant to the UCC and any other applicable laws, each Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

SECTION 6.4.      Authority of the Collateral Agent.  Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Indenture, and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and such Grantor, the Collateral Agent shall be conclusively presumed to be acting as Collateral Agent for the Secured Parties with full and valid authority so to act or refrain from acting, and such Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1.      Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Article IX of the Indenture and in accordance with the Intercreditor Agreement.

SECTION 7.2.      Notices.  All notices, requests and demands to or upon the Collateral Agent, any other Secured Party, or any Grantor hereunder shall be effected in the manner provided for in Section 11.02 of the Indenture.

SECTION 7.3.      No Waiver; Remedies Cumulative.  No failure or delay on the part of any Grantor or the Collateral Agent in exercising any right or remedy under this Agreement or any other Indenture Document and no course of dealing between such Grantor and the Collateral Agent or any Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy under this Agreement or any other Indenture Document preclude any other or further exercise thereof or the exercise of any other right or remedy under this Agreement or any other Indenture Document. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any Grantor, the Collateral Agent or any Secured Party would otherwise have. No notice to or demand on any Grantor not required under this Agreement or any other Indenture Document in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent or the Secured Parties to any other or further action in any circumstances without notice or demand.

SECTION 7.4.      Enforcement Expenses; Indemnification.

(a)           Each Grantor agrees to pay or reimburse the Collateral Agent for all of its reasonable, out-of-pocket costs and expenses (including the reasonable fees and disbursements of counsel to the Collateral Agent and any accounting, financial or other professional advisors) incurred (i) in enforcing or preserving any rights under this Agreement and the other Indenture Documents to which such Grantor is a party, or in connection with any amendment, modification or waiver, under or in connection with this Agreement or the other Indenture Documents or (ii) in connection with any “Refinancing” under Section 7.02 of the Intercreditor Agreement.

(b)           Each Grantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)           Each Grantor agrees to pay, and to save the Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, to the same extent each Grantor would be required to do so pursuant to the Intercreditor Agreement other than liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the Collateral Agent and such Secured Parties.

(d)           The agreements in this Section 7.4 shall survive repayment of the Notes and all other amounts payable under the Indenture and the other Indenture Documents.

SECTION 7.5.      Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Grantor may assign or otherwise transfer any of its rights or obligations hereunder except in accordance with the terms of the Indenture (and any attempted assignment or transfer by such Grantor without such consent shall be null and void).

SECTION 7.6.      Set-Off.  Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time after an Event of Default has occurred and is continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off as appropriate and apply any and all deposits (general or special, time or demand, provisional or final, but excluding deposits held by such Grantor in a fiduciary capacity for others), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent to or for the credit or the account of such Grantor, or any part thereof in accordance with the Intercreditor Agreement, against and on account of the obligations and liabilities of such Grantor to the Collateral Agent hereunder and claims of every nature and description of the Collateral Agent against such Grantor, in any currency, whether arising hereunder, under the Indenture, under any other Collateral Document or otherwise, as the Collateral Agent may elect, whether or not the Collateral Agent has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured.  The rights of the Collateral Agent under this Section 7.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent may have.

SECTION 7.7.      Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

SECTION 7.8.      Severability.  In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, (a) each Grantor agrees that such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and (b) each Grantor and the Collateral Agent (acting on behalf and at the direction of the Trustee and the Holders) will negotiate in good faith to amend such provision so as to be legal, valid, and enforceable.

SECTION 7.9.      ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER INDENTURE DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE COLLATERAL AGENT, THE TRUSTEE, THE OTHER HOLDERS, THE GRANTORS AND THE OTHER RESPECTIVE PARTIES HERETO AND THERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SECTION 7.10.    Governing Law; Submission to Jurisdiction; etc.

(a)           Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERN THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY OF, OR THE EXERCISE OF ANY REMEDIES WITH RESPECT TO, ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE, IN WHICH CASE THE LAWS OF SUCH OTHER STATE SHALL GOVERN SUCH VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY AND SUCH EXERCISE OF REMEDIES.

(b)           SUBMISSION TO JURISDICTION.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR THE OTHER INDENTURE DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, BUT NOT LIMITED TO, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON

CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(c)           WAIVER OF JURY TRIAL & CONSEQUENTIAL DAMAGES.  TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE GRANTORS, THE COLLATERAL AGENT, THE TRUSTEE, AND THE OTHER HOLDERS: (1) IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY INDENTURE DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (2) IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (3) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER INDENTURE DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

(d)           Service of Process.  Each party hereto irrevocably consents to service of process by notice delivered in accordance with Section 7.2 hereof. Nothing herein or in any other Indenture Document shall affect the right of the Collateral Agent, the Trustee or any other Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction.

SECTION 7.11.    Acknowledgments.  Each Grantor hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Indenture Documents;

(b)           neither the Collateral Agent nor the Trustee nor any other Holder has any fiduciary relationship with or duty to such Grantor arising out of or in connection with this Agreement or any of the other Indenture Documents, and the relationship between the Collateral Agent, the Trustee and the Holders, on one hand, and such Grantor, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Indenture Documents or otherwise exists by virtue of the transactions contemplated hereby among the Holders or among the Grantor and the Holders.

SECTION 7.12.    Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

SECTION 7.13.    Additional Grantors.  Each Subsidiary of the Company that is required to become a party to this Agreement pursuant to Section 4.14 of the Indenture shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto.

SECTION 7.14.    Releases

(a)           At such time as the obligations of the Grantors shall have been defeased or discharged in accordance with the provisions of Article VIII of the Indenture, Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the applicable Grantor. At the request and joint and several expense of the Grantors following any such termination, the Collateral Agent shall promptly deliver to the appropriate Grantor any Collateral held by the Collateral Agent hereunder, and promptly execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)           If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Indenture, then the Collateral Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.  At the request and sole expense of the Company, a Grantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Grantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Indenture; provided that the Company shall have delivered to the Collateral Agent, at least ten (10) Business Days prior to the date of the proposed release, a written request for such release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Indenture.

(c)           Additional releases of Collateral shall be provided as set forth in the Intercreditor Agreement.

SECTION 7.15.    Reinstatement.  The provisions of this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should such Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any part of such Grantor’s assets or should any other financial impairment occur, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Notes, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned to any obligee of the Notes, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored, or returned, the Notes shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

SECTION 7.16.    Conflict With Other Documents.  If any conflict or inconsistency exists between this Agreement and the Intercreditor Agreement, the Intercreditor Agreement shall govern.  If any conflict or inconsistency exists between this Agreement and the Indenture, the Indenture shall govern.

SECTION 7.17.    Additional Waiver.  Each Grantor waives all rights and defenses arising out of an election of remedies by the Collateral Agent.

[signature page to follow]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:
Name:
Title:

AVENTINE RENEWABLE ENERGY, INC.

By:
Name:
Title:

AVENTINE RENEWABLE ENERGY — AURORA WEST, LLC

By:
Name:
Title:

NEBRASKA ENERGY, L.L.C.

By:
Name:
Title:

AVENTINE RENEWABLE ENERGY — MT VERNON, LLC

By:
Name:
Title:

AVENTINE POWER, LLC

By:
Name:
Title:

[Signature Page to Security Agreement]

COLLATERAL AGENT:	WILMINGTON TRUST FSB, as
Collateral Agent

By:
Name:
Title:

[Signature Page to Security Agreement]

ANNEX I
TO SECURITY AGREEMENT

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT, dated as of                                           , 20   , by                                           , a                                               (the “Additional Grantor”), in favor of Wilmington Trust FSB, as the Collateral Agent (in such capacity, the “Collateral Agent”) for the Trustee and Holders party to the Indenture referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Indenture.

WITNESSETH:

WHEREAS, the Grantors, the Trustee and the Collateral Agent, have entered into an Indenture, dated as of March 15, 2010 (as amended, supplemented or otherwise modified from time to time, the “Indenture”);

WHEREAS, the Additional Grantor has executed a Supplemental Indenture to the Indenture pursuant to which it has become a Guarantor under the Indenture;

WHEREAS, in connection with the Indenture, the Company and the other Grantors (other than the Additional Grantor) have entered into the Security Agreement, dated as of March 15, 2010 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent for the ratable benefit of the Trustee, the Collateral Agent and the Holders;

WHEREAS, Sections 4.14 of the Indenture requires the Additional Grantor to become a party to the Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement.

NOW, THEREFORE, IT IS AGREED:

1.             Security Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 7.13 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder and hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Collateral now owned or hereafter acquired by the Additional Grantor. The information set forth in Annex I-A hereto is hereby added to the information set forth on Schedules               * to the Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article III of the Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.  The Additional Grantor has delivered to the Collateral Agent an Acknowledgement and Consent

to Pledge substantially in the form of Annex II to the Security Agreement duly executed by each Issuer of Pledged Securities of such Additional Grantor with respect to any of such Pledged Securities (other than any Excluded Capital Stock).

2.             GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERN THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY OF, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO, ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE, IN WHICH CASE THE LAWS OF SUCH OTHER STATE SHALL GOVERN SUCH VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY AND SUCH EXERCISE OF REMEDIES.

* Refer to each Schedule which needs to be supplemented.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

ACKNOWLEDGMENT BY [INSERT NAME OF GRANTOR OWNING CAPITAL STOCK ISSUED BY ADDITIONAL GRANTOR (THE “RELEVANT GRANTOR”)]:

By execution of this Assumption Agreement in the space provided below, [RELEVANT GRANTOR] hereby acknowledges and agrees that the Securities described on Annex I-A hereto have been issued by the Additional Grantor identified herein and are held by [RELEVANT GRANTOR] and constitute “Pledged Securities” comprising part of the Pledged Securities of [ADDITIONAL GRANTOR] under the Security Agreement.

Dated:

[RELEVANT GRANTOR]

By:
Name:
Title:

ANNEX II TO
SECURITY AGREEMENT

ACKNOWLEDGMENT AND CONSENT TO PLEDGE

[date]

[NAME OF ISSUER]
[ADDRESS OF ISSUER]

Attention:

Re:	Pledge of [describe the equity interest] (the “Pledged Securities”) in , a (the “Issuer”), held by [Grantor’s Name], a (“Grantor”)

Ladies and Gentlemen:

Reference is made herein to that certain Security Agreement dated as of March 15, 2010 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), by Aventine Renewable Energy Holdings, Inc., a Delaware corporation (the “Company”), Aventine Renewable Energy, Inc., a Delaware corporation (“Aventine”), Aventine Renewable Energy — Aurora West, LLC, a Delaware limited liability company (“Aurora West”), Nebraska Energy, L.L.C., a Delaware limited liability company (“Nebraska Energy”), Aventine Renewable Energy — Mt Vernon, LLC, a Delaware limited liability company (“Mt Vernon”), and Aventine Power, LLC, a Delaware limited liability company (“Aventine Power” and, together with the Company, Aventine, Aurora West, Nebraska Energy, Mt Vernon and any other entity that may become a party hereto, the “Grantors” and, each individually, a “Grantor”), in favor of Wilmington Trust FSB, as the Collateral Agent (in such capacity, the “Collateral Agent”) for the ratable benefit of each of (i) the trustee (the “Trustee”) under the Indenture, dated as of March 15, 2010 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Grantors, the Trustee and the Collateral Agent, (ii) the Collateral Agent and (iii) the holders of the senior secured notes issued under the Indenture (the “Holders”).

Pursuant to the terms of the Security Agreement or the terms of the Indenture, the Trustee and the Holders have required that Grantor grant to the Collateral Agent, for the benefit of the Collateral Agent, the Trustee and the Holders, a security interest in the Pledged Securities to secure the Note Obligations.

By executing this letter (this “Letter Agreement”), the Issuer and each shareholder/member, as may be required under the applicable organization documents hereby (a) acknowledges and confirms that the Pledged Securities represents all of Grantor’s Securities (as defined in the Security Agreement) in the Issuer, (b) agrees to enter a notation in the stock transfer register or other appropriate records of the Issuer reflecting the pledge of the Pledged Securities pursuant to the Security Agreement, (c) consents to the pledge by Grantor of the Pledged Securities to secure the Note Obligations and subject (solely in the case of Secondary

II-1

Collateral) to the terms of the Intercreditor Agreement, consents to the transfer of the Pledged Securities pursuant to the exercise of the remedies provided for in the Security Agreement (or any transfer in lieu thereof), (d) waives any breach or violation of the terms or provisions of the Issuer’s organizational documents caused by such pledge or transfer, (e) agrees that it will be bound by the terms of the Security Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (f) agrees that it will notify the Collateral Agent promptly in writing upon the acquisition by Grantor of any Securities (as defined in the Uniform Commercial Code as from time to time in effect in the State of New York or, where applicable as to specific Collateral, any other relevant state) issued by the Issuer, which notice shall set forth in reasonable detail all information with respect to such Securities, (g) agrees, subject (solely in the case of Secondary Collateral) to the Intercreditor Agreement, to comply with any instruction received from the Collateral Agent in writing that states that (1) an Event of Default under and as defined in the Indenture has occurred and is continuing and (2) such instructions are otherwise in accordance with the terms of the Indenture and Security Agreement, without any other or further instructions from Grantor, (h) agrees that any sums paid upon or in respect of the Pledged Securities, including any dividend or distribution or any amount paid upon the liquidation or dissolution of the Issuer shall be deposited directly into the Blocked Account (if Proceeds of Secondary Collateral) or a Cash Collateral Account (if Proceeds of Primary Collateral), (i) agrees to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 4.7(b) of the Security Agreement, and (j) agrees that the terms of Section 4.7, 5.3(c) and 5.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it, or prohibited, pursuant to Section 4.7, Section 5.3(c) or 5.7 of the Agreement.

This Letter Agreement may be executed in counterparts, and all parties need not execute the same counterpart. This Letter Agreement shall be binding on and enforceable against the Grantor and the Issuer and inure to the benefit of the Collateral Agent and the Trustee and the Holders. Facsimiles shall be effective as originals.

Evidence your agreement to each of the terms and conditions set forth above by executing this Letter Agreement in the space indicated below.

Very truly yours,

[NAME OF GRANTOR]
By:
Name:
Title:

Acknowledged and Agreed
As of this day of , 20
[NAME OF THE ISSUER]
By:
Name:
Title:

II-2

ANNEX III TO
SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT

THIS COPYRIGHT SECURITY AGREEMENT (this “Agreement”), dated as of                                   , 2010 is entered into by AVENTINE RENEWABLE ENERGY HOLDINGS, INC., a Delaware corporation (the “Company”) and certain of its affiliates (collectively, the “Grantors”) and Wilmington Trust FSB, as the Collateral Agent (the “Collateral Agent”) for itself and the Trustee and the Holders. Capitalized terms not otherwise defined herein have the meanings set forth in the Security Agreement dated as of March 15, 2010 among the Grantors and the Collateral Agent (the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, Grantors are granting a security interest to the Collateral Agent in certain Copyrights whether now owned or existing or hereafter acquired or arising and wherever located, including the Copyrights listed on Schedule A hereto (“Secured Copyrights”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors and the Collateral Agent hereby agree as follows:

1.            Grant of Security Interest.

(a)           Each Grantor hereby grants to the Collateral Agent, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all the Secured Copyrights, subject to the terms and conditions of the Security Agreement and (solely in the case of Secondary Collateral) the Intercreditor Agreement.

(b)           The security interest granted hereby is granted in conjunction with the security interest granted to the Collateral Agent under the Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

2.            Modification of Agreement.

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement and the Intercreditor Agreement pursuant to which the Collateral Agent may modify this Agreement, after obtaining the applicable Grantor’s approval of or signature to such modification, by amending Schedule A hereto to include reference to any right, title or interest in any existing Copyrights or any Copyrights acquired or developed by such Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights in which such Grantor no longer has or claims any right, title or interest.

III-1

3.             Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

4.             Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and each Grantor and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Indenture, assign any right, duty or obligation hereunder.

5.             Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Facsimiles shall be effective as originals.

[signature page follows]

III-2

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:
Name:
Title:

AVENTINE RENEWABLE ENERGY, INC.

By:
Name:
Title:

AVENTINE RENEWABLE ENERGY — AURORA WEST, LLC

By:
Name:
Title:

NEBRASKA ENERGY, L.L.C.

By:
Name:
Title:

AVENTINE RENEWABLE ENERGY — MT VERNON, LLC

By:
Name:
Title:

AVENTINE POWER, LLC

By:
Name:
Title:

III-3

COLLATERAL AGENT:	WILMINGTON TRUST FSB, as Collateral Agent

By:
Name:
Title:

III-4

SCHEDULE A

COPYRIGHT SECURITY AGREEMENT

I.     REGISTERED COPYRIGHTS

Copyright	Country	Reg. No. (App. No.)	Reg. Date (App. Date)	Record Owner/Liens	Status/ Comment

II.    COPYRIGHT APPLICATIONS

III-5

STATE OF	)
	)	ss
COUNTY OF	)

On [ ], before me, the undersigned, a notary public in and for said state and county, personally appeared                    , personally known to me (or proved to me on the basis of satisfactory evidence), to be the person who executed the within instrument as the                    , on behalf of [GRANTOR], a [ ] corporation, the corporation therein named, and acknowledged to me that the corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

WITNESS MY HAND OR OFFICIAL SEAL.

(NOTARIAL STAMP OR SEAL)

Notary Public

My Commission Expires:

III-6

ANNEX IV TO
SECURITY AGREEMENT

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (this “Agreement”), dated as of                             , 2010 is entered into by AVENTINE RENEWABLE ENERGY HOLDINGS, INC., a Delaware corporation (the “Company”) and certain of its affiliates (collectively, the “Grantors”) and Wilmington Trust FSB, as the Collateral Agent (the “Collateral Agent”) for itself and the Trustee and the Holders. Capitalized terms not otherwise defined herein have the meanings set forth in the Security Agreement dated as of March 15, 2010 among the Grantors and the Collateral Agent (the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, Grantors are granting a security interest to the Collateral Agent in certain Patents whether now owned or existing or hereafter acquired or arising and wherever located, including the Patents listed on Schedule A hereto (“Secured Patents”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantors and the Collateral Agent hereby agree as follows:

1.            Grant of Security Interest.

(a)           Each Grantor hereby grants to the Collateral Agent, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the Secured Patents, subject to the terms and conditions of the Security Agreement and (solely in the case of Secondary Collateral) the Intercreditor Agreement.

(b)           The security interest granted hereby is granted in conjunction with the security interest granted to the Collateral Agent under the Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

2.            Modification of Agreement.

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement and the Intercreditor Agreement pursuant to which the Collateral Agent may modify this Agreement, after obtaining the applicable Grantor’s approval of or signature to such modification, by amending Schedule A hereto to include reference to any right, title or interest in any existing Patents or any Patents acquired or developed by such Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights in which such Grantor no longer has or claims any right, title or interest.

3.             Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

4.             Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and each Grantor and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Indenture, assign any right, duty or obligation hereunder.

5.             Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:
Name:
Title:

AVENTINE RENEWABLE ENERGY, INC.

By:
Name:
Title:

AVENTINE RENEWABLE ENERGY — AURORA WEST, LLC

By:
Name:
Title:

NEBRASKA ENERGY, L.L.C.

By:
Name:
Title:

AVENTINE RENEWABLE ENERGY — MT VERNON, LLC

By:
Name:
Title:

AVENTINE POWER, LLC

By:
Name:
Title:

COLLATERAL AGENT:	WILMINGTON TRUST FSB, as Collateral Agent

By:
Name:
Title:

SCHEDULE A

PATENT SECURITY AGREEMENT

I.              REGISTERED PATENTS

Patent	Country	Reg. No. (App. No.)	Reg. Date (App. Date)	Record Owner/Liens	Status/ Comment

II.            PATENT APPLICATIONS

STATE OF	)
	)	ss
COUNTY OF	)

On [ ], before me, the undersigned, a notary public in and for said state and county, personally appeared                               , personally known to me (or proved to me on the basis of satisfactory evidence), to be the person who executed the within instrument as the                               , on behalf of [GRANTOR], a [ ] corporation, the corporation therein named, and acknowledged to me that the corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

WITNESS MY HAND OR OFFICIAL SEAL.

(NOTARIAL STAMP OR SEAL)

Notary Public

My Commission Expires:

ANNEX V TO
SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of                             , 2010 is entered into by AVENTINE RENEWABLE ENERGY HOLDINGS, INC., a Delaware corporation (the “Company”) and certain of its affiliates (collectively, the “Grantors”) and Wilmington Trust FSB, as the Collateral Agent (the “Collateral Agent”) for itself and the Trustee and the Holders. Capitalized terms not otherwise defined herein have the meanings set forth in the Security Agreement dated as of March 15, 2010 among the Grantors and the Collateral Agent (the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, Grantors are granting a security interest to the Collateral Agent in certain Trademarks whether now owned or existing or hereafter acquired or arising and wherever located, including the Trademarks listed on Schedule A (“Secured Trademarks”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantors and the Collateral Agent hereby agree as follows:

1.             Grant of Security Interest.

Section 1.1 Each Grantor hereby grants to the Collateral Agent, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all the Secured Trademarks, subject to the terms and conditions of the Security Agreement and (solely in the case of Secondary Collateral) the Intercreditor Agreement.

Section 1.2 The security interest granted hereby is granted in conjunction with the security interest granted to the Collateral Agent under the Security Agreement. The rights and remedies of the Trustee and the Holders with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

2.             Modification of Agreement.

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement and the Intercreditor Agreement pursuant to which the Collateral Agent may modify this Agreement, after obtaining the applicable Grantor’s approval of or signature to such modification, by amending Schedule A to include reference to any right, title or interest in any existing Trademarks or any Trademarks acquired or developed by such Grantor after the execution hereof or to delete any reference to any right, title or interest in any Trademarks in which such Grantor no longer has or claims any right, title or interest.

3.             Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

4.             Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and each Grantor and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Indenture, assign any right, duty or obligation hereunder.

5.             Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Facsimiles shall be effective as originals.

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IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:
Name:
Title:

AVENTINE RENEWABLE ENERGY, INC.

By:
Name:
Title:

AVENTINE RENEWABLE ENERGY — AURORA WEST, LLC

By:
Name:
Title:

NEBRASKA ENERGY, L.L.C.

By:
Name:
Title:

AVENTINE RENEWABLE ENERGY — MT VERNON, LLC

By:
Name:
Title:

AVENTINE POWER, LLC

By:
Name:
Title:

COLLATERAL AGENT:	WILMINGTON TRUST FSB, as Collateral Agent

By:
Name:
Title:

SCHEDULE A

TRADEMARKS SECURITY AGREEMENT

I.              REGISTERED TRADEMARKS

Trademark	Country	Reg. No. (App. No.)	Reg. Date (App. Date)	Record Owner/Liens	Status/ Comment

II.            TRADEMARK APPLICATIONS

STATE OF	)
	)	ss
COUNTY OF	)

On [ ], before me, the undersigned, a notary public in and for said state and county, personally appeared                               , personally known to me (or proved to me on the basis of satisfactory evidence), to be the person who executed the within instrument as the                               , on behalf of [GRANTOR], a [ ] corporation, the corporation therein named, and acknowledged to me that the corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

WITNESS MY HAND OR OFFICIAL SEAL.

(NOTARIAL STAMP OR SEAL)

Notary Public

My Commission Expires:

SCHEDULE 1

FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

Grantor	Filing Office

Aventine Renewable Energy Holdings, Inc.	Secretary of State of Delaware

Aventine Renewable Energy, Inc.	Secretary of State of Delaware

Aventine Renewable Energy — Aurora West, LLC	Secretary of State of Delaware

Nebraska Energy, L.L.C.	Secretary of State of Kansas

Aventine Renewable Energy — Mt Vernon, LLC	Secretary of State of Delaware

Aventine Power, LLC	Secretary of State of Delaware

Actions with respect to Pledged Securities

Delivery to the Controlling Agent, as secured party, of the following:

1) 1,000 shares of common stock of Aventine Renewable Energy, Inc., together with a stock power duly indorsed in blank

2) 131,579 membership units of Advanced Bio-Energy LLC, together with a stock power duly indorsed in blank

Other Actions

Execution and delivery of securities account control agreements among the Grantor, the Controlling Agent, and the securities intermediary with respect to each of the Securities Accounts identified on Schedule 3.

Filing with the United States Patent and Trademark Office of a Trademark Security Agreement identifying each of the registered trademarks identified on Schedule 4.

Filing with the United States Patent and Trademark Office of a Patent Security Agreement identifying each of the registered patents identified on Schedule 4.

Execution and delivery of commodity account control agreements among the Grantor, the Controlling Agent, and the commodities intermediary with respect to each of the Commodity Accounts identified on Schedule 8.

Execution and delivery of deposit account control agreements among the Grantor, the Controlling Agent, and the depositary bank with respect to each of the Deposit Accounts identified on Schedule 9.

SCHEDULE 2

ORGANIZATIONAL INFORMATION

Grantor	Jurisdiction of Incorporation, Formation or Organization	Location of Chief Executive Office or Sole Place of Business	Organizational Identification Number	Federal Tax Identification Number
Company	Delaware corporation	120 N. Parkway Dr. Pekin, IL 61554	3623696	05-0569368
Aventine	Delaware corporation	120 N. Parkway Dr. Pekin, IL 61554	2505911	75-3108352
Aurora West	Delaware limited liability company	120 N. Parkway Dr. Pekin, IL 61554	4199627	20-5359285
Mt Vernon	Delaware limited liability company	120 N. Parkway Dr. Pekin, IL 61554	4211292	20-5838144
Aventine Power	Delaware limited liability company	120 N. Parkway Dr. Pekin, IL 61554	4199626	20-5359343
Nebraska Energy	Kansas limited liability company	120 N. Parkway Dr. Pekin, IL 61554	2108371	47-0771872

SCHEDULE 3

SECURITIES

Grantor	Issuer	Ownership Interest
Company	Aventine	1,000	Shares of common stock (100%)
Company	Aurora West	100%	Membership units
Company	Mt Vernon	100%	Membership units
Company	Aventine Power	100%	Membership units
Company	Nebraska Energy.	78.414%	Membership units
Aventine	Nebraska Energy	21.586%	Membership units
Aventine	Green Plains Renewable Energy, Inc.	365,999	Shares of common stock (1.47% of shares outstanding at February 19, 2010)
Aventine	Advanced Bio-Energy LLC	131,579	Membership units (ownership percentage unknown)
Aventine	Northeast Iowa Ethanol*	7.9%	Membership units
Aventine	TriStates Ethanol Company LLC*	15.1%	Membership units
Aventine	Fluid Technologies n/k/a Micap Plc*	1.9%	Shares of common stock

*These investments are unlikely to be recoverable and have been written down to $0 on Aventine’s general ledger and financial records.

SECURITIES ACCOUNTS

Borrower	Institution	Account Type	Account Number
Aventine	JPMorgan Securities 300 S. Riverside Place Chicago, IL 60606	Investment Account	36063667

EXCLUDED CAPITAL STOCK

None

SCHEDULE 4

INTELLECTUAL PROPERTY

Grantor	Trademarks	Registration #	Expiration Date
Aventine	Trademark for “Aventine Renewable Energy, Inc. and design”	2,954,378	05/24/2015
Aventine	Trademark for “Aventine”	2,928,195	02/22/2015
Aventine	Trademark for “Aventine and design”	2,937,415	04/05/2015
Aventine	Trademark for “Providing clean, renewable energy for the world”	3,428,803	05/13/2018
Aventine	Trademark application for “Aventine Renewable Energy and design”	77223730	N/A
Aventine	Canadian Trademark application for “Providing clean, renewable energy for the world”	1316265	N/A

Grantor	Patents	Registration #	Expiration Date
Aventine	U.S. Patent “Heat Recovery from a Biomass Heat Source”	7,566,383	07/28/2019

SCHEDULE 5

INSTRUMENTS AND CHATTEL PAPER

None

SCHEDULE 6

COMMERCIAL TORT CLAIMS

1.               On November 6, 2008, Aventine filed a Complaint against JPMorgan Securities, Inc. and JPMorgan Chase Bank, N.A. in the Circuit Court for the Tenth Judicial Circuit of Tazewell County, Illinois.  Aventine seeks to recover $31.6 million lost in the investment of funds in student loan backed auction rate securities.  Aventine alleges that JPMorgan Chase Bank, through its investment arm JPMorgan Securities, gave false assurances of the liquidity of this type of investment.  The $31.6 million figure represents funds lost because Aventine was forced to sell the investment at a loss after the securities became illiquid.

2.               On March 30, 2009, Aventine filed a Complaint against e-biofuels, LLC in the United States District Court for the Southern District of Indiana.  Aventine seeks to recover the value of biodiesel product which it purchased from e-biofuels, LLC in February and March 2009.  Aventine alleges that it took title to the biodiesel product upon payment.  E-biofuels, LLC failed to deliver said product and instead re-sold the product to other purchasers.  This lawsuit has since been transferred to the United States Bankruptcy Court for the District of Delaware and is pending before that court.

SCHEDULE 7

RECEIVABLES

None

SCHEDULE 8

COMMODITY ACCOUNTS

Grantor	Account
Aventine	Prudential Bache Commodities, LLC One New York Plaza, 13th Floor New York, NY 10292 Account: BTB-950791

SCHEDULE 9

DEPOSIT ACCOUNTS

Borrower	Institution	Account Type	Account Number

Aventine	JPMorgan Chase bank, N.A. Attn: Aventine Renewable Energy, Inc. PO Box 88951 131 S. Dearborn, 6th Floor Chicago, IL 60603	Depository	304692603

Aventine	JPMorgan Chase Bank, N.A. 300 S. Riverside Place Chicago, IL 60606	Operating	323366619

Aventine	JPMorgan Securities 300 S. Riverside Place Chicago, IL 60606	Investment Account	36063667

Aventine	National City 301 SW Adams St Loc: 50-CP0217 Peoria, IL 61602-1500	Concentration Account	988246827

Aventine	National City 301 SW Adams St Loc: 50-CP0217 Peoria, IL 61602-1500	Checking	988246851

Aventine	National City 301 SW Adams St Loc: 50-CP0217 Peoria, IL 61602-1500	Flexible Spending	988246878

Aventine	National City 301 SW Adams St Loc: 50-CP0217 Peoria, IL 61602-1500	Depository Account	988246835

Aventine	National City 301 SW Adams St Loc: 50-CP0217 Peoria, IL 61602-1500	Payroll Account	988245373

Aventine	National City 301 SW Adams St Loc: 50-CP0217 Peoria, IL 61602-1500	Utility Deposit	988246843

Aventine	PNC Bank, N.A. 555 Cranbury Road East Brunswick, NJ 08816-4026	Cash Collateral Account	1028065601

Aventine	PNC Bank, N.A. 555 Cranbury Road East Brunswick, NJ 08816-4026	Cash Collateral Account	1031950855

Aventine	PNC Bank, N.A. 555 Cranbury Road East Brunswick, NJ 08816-4026	Blocked Account	8026268503

Borrower	Institution	Account Type	Account Number

Aventine	Wilmington Trust FSB 50 South Sixth Street, Suite 1290 Minneapolis, MN 55402	Indenture Collateral Account	095774-001

Aventine	Prudential Bache Commodities, LLC Global Derivatives Group One New York Plaza, 13th Floor New York, NY 10292	Commodities Account	BTB-950791

Nebraska Energy	Heritage Bank 1101 12th Street PO Box 329 Aurora, NE 68818	Payroll Account	314487

Nebraska Energy	National City 301 SW Adams St Loc: 50-CP0217 Peoria, IL 61602-1500	Checking	988248662

Mt Vernon	National City 301 SW Adams St Loc: 50-CP0217 Peoria, IL 61602-1500	Payroll Account	141317183